UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 11, 2002

HYPERTENSION DIAGNOSTICS, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2915 Waters Road, Suite 108 Eagan, Minnesota		55121

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 651-687-9999

Items 1, 2, 3, 4, 6, and 8 are not applicable and therefore omitted.

ITEM 5. OTHER EVENTS .

     On April 5, 2002, Hypertension Diagnostics, Inc. (the “Company”) filed a Registration Statement on Form S-3 (File No. 333-85632) relating to the offering (the “Offering”) of 2,356,073 Redeemable Class B Warrants (the “Class B Warrant”) to eligible holders of the Company’s Redeemable Class A Warrants (the “Class A Warrant”). This registration statement was declared effective by the U.S. Securities and Exchange Commission on June 6, 2002.

     On July 25, 2002, the Company: (a) extended the expiration date of the Offering from 5:00 p.m. Central Time on August 7, 2002 to 5:00 p.m. Central Time on September 17, 2002; (b) extended the expiration date of the Class A Warrant from 5:00 p.m. Central Time on August 7, 2002 to 5:00 p.m. Central Time on September 17, 2002; (c) reduced the exercise price of its Class A Warrant from $1.80 to $1.25 per share of Common Stock issuable upon exercise of the Class A Warrant; and (d) reduced the exercise price of its Class B Warrant from $2.00 to $1.50 per share of Common Stock issuable upon exercise of the Class B Warrant.

     On September 11, 2002, the Company extended the expiration date of the Offering from 5:00 p.m. Central Time on September 17, 2002 to 5:00 p.m. Central Time on October 22, 2002. On September 11, 2002, the expiration date of the Class A Warrant was likewise extended from 5:00 p.m. Central Time on September 17, 2002 to 5:00 p.m. Central Time on October 22, 2002.

     Effective September 11, 2002, the Company has engaged Mellon Investor Services LLC as its transfer agent and registrar. Mellon Investor Services will also serve as the warrant agent for the Company’s Class A Warrant. Holders of the Company’s Class A Warrants who wish to participate in the offering should make checks payable to Mellon Investor Services LLC and send all materials to:

If delivered by U.S. mail:	If delivered by overnight mail:	If delivered by hand:
Mellon Investor Services LLC Attn: Reorganization Dept. P.O. Box 3300 South Hackensack, NJ 07606	Mellon Investor Services LLC Attn: Reorganization Dept. 85 Challenger Road Mail Drop – Reorg Ridgefield Park, NJ 07660	Mellon Investor Services LLC Attn: Reorganization Dept. 120 Broadway, 13th Floor New York, NY 10271

     Attached as Exhibit 4.1 hereto is the Amendment No. 4 to the Class A Warrant Agreement dated as of September 11, 2002 by and between the Company and Mellon Investor Services LLC relating to the extension of the Class A Warrant expiration date.

     Attached as Exhibit 99.1 hereto is a notice dated September 11, 2002 to the holders of the Company’s Class A Warrants relating to the extension of the expiration date of the Class A Warrant.

     The Company also issued a press release, attached as Exhibit 99.2 hereto, announcing the extension of the Offering and the extension of the expiration date of the Class A Warrant.

ITEM 7. EXHIBITS.

Exhibit 4.1	Amendment No. 4 to the Redeemable Class A Warrant Agreement, dated as of September 11, 2002, by and between the Company and Mellon Investor Services LLC.
Exhibit 99.1	Notice to Warrant Holders dated September 11, 2002.
Exhibit 99.2	Press Release dated September 11, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC

By /s/ James S. Murphy Its Senior Vice President, Finance and Administration and Chief Financial Officer

Dated: September 12, 2002

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